SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 2, 1994


                        CENTRAL ILLINOIS LIGHT COMPANY
- - -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




   Illinois                         1-2732                       37-0211050
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(State or other                 (Commission                (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


                  300 Liberty Street, Peoria, Illinois 61602
- - -----------------------------------------------------------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (309) 672-5271

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          (1) Form of Distribution Agreement (Exhibit 1 to Registration Statement No. 33-56311).

          (4)  Supplemental Indenture dated as of November 1, 1994.






                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Central Illinois Light Company
                                 (Registrant)



 Date: December 2, 1994          By: /s/ T.S. Romanowski
       ----------------              ------------------------
                                     T.S. Romanowski
                                     Vice President and Chief
                                       Financial Officer

                        Central Illinois Light Company

               Exhibit Index to Form 8-K dated December 2, 1994
                               File No. 1-2732


                                                       Sequential
   Exhibit No.              Description                Page No.
   -----------              -----------                ----------

       (1)         Form of Distribution Agreement

       (4)         Supplemental Indenture dated
                     as of November 1, 1994